Yorktown Short Term Bond Fund a series of American Pension Investors Trust

Class A (APIMX) | Class L (AFMMX) | Institutional Class (APIBX)	SUMMARY PROSPECTUS DATED MAY 31, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://yorktownfunds.com/advisors/fund-documents/. You may also obtain this information about the Fund at no cost by calling 800-544-6060 or by sending an email request to info@yorktownfunds.com. The Fund’s full prospectus and Statement of Additional Information, dated May 31, 2018 are incorporated by reference into this summary prospectus.

Investment Objective – The Fund’s investment objective is to seek income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 75 of the Fund’s prospectus.

Shareholder Fees (Fees paid directly from your investment)
	Class A APIMX	Class L AFMMX	Institutional Class APIBX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	2.25%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Class A APIMX	Class L AFMMX	Institutional Class APIBX
Management Fee	0.70%	0.70%	0.70%
Distribution/Service (12b-1 Fees)	0.00%	1.00%	0.00%
Other Expenses (2)	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses (before waivers and/or reimbursements)	0.98%	1.98%	0.98%
Fee Waivers and/or Expense Reimbursements (3)	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses (after waivers and/or reimbursements) (3)	0.89%	1.89%	0.89%

(1)	Large purchases of Class A shares (greater than $500,000) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

(2)	Effective October 17, 2017, the Fund adopted a principal investment strategy limiting the Fund’s investments in other registered investment companies and Acquired Fund Fees and Expenses has been restated to reflect the new investment strategy. Prior to the adoption of this principal investment strategy, Acquired Fund Fees and Expenses were 0.04%.

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(3)	In the interest of limiting expenses of the Fund, the Adviser has entered into a five-year contractual expense limitation agreement with the Trust, effective February 1, 2017, so that the Fund’s ratio of total annual operating expenses is limited to 0.95% for Class A Shares, 1.95% for Class L Shares, and 0.95% for Institutional Class Shares. The Adviser has entered into an additional contractual expense limitation agreement with the Trust, effective October 17, 2017, so that the Fund’s ratio of total annual operating expenses is limited to 0.89% for Class A Shares, 1.89% for Class L Shares, and 0.89% for Institutional Class Shares until at least May 31, 2019. Pursuant to each of these expense limitation agreements, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust (the “Board”) by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (APIMX) Shares:	$314	$515	$738	$1,383

	1 Year	3 Years	5 Years	10 Years
Class L (AFMMX) Shares:	$192	$606	$1,051	$2,292

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APIBX) Shares:	$91	$297	$524	$1,185

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the Adviser’s opinion, offer the opportunity for income consistent with preservation of capital. The Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Adviser exercises a flexible strategy in the selection of various types of debt (or fixed income) investments and is not limited by investment style, sector or asset class. The fund seeks to provide diversification by allocating the Fund’s investments among various areas of the fixed income markets.

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The Fund primarily invests in the investment grade debt securities of various types. Such investments primarily include (but not limited to):

●	Corporate debt of U.S. and foreign (including emerging market) issuers that are denominated in U.S. Dollars

●	Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (privately issued mortgage-related securities are limited to not more than 5% of the Fund’s total assets)

●	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises

●	Bonds of foreign government issuers (including its agencies) payable in U.S. dollars

●	Inflation linked investments

●	Taxable municipal bonds and/or tax-exempt municipal bonds.

Although the Short Term Bond Fund invests primarily in investment-grade debt securities (as designated by S&P, Moody’s or Fitch) it may invest a portion of its net assets in securities rated below investment grade. Normally we would expect the majority of these investments to be rated in the top tier of below investment grade (i.e. BB designations by S&P). Additionally, the Fund may invest a portion of its net assets in any one or a combination of the following types of fixed income securities including (but not limited to):

●	Preferred stock, baby bonds

●	High-yield debt securities (commonly referred to as ‘‘lower-rated’’ or ‘‘junk” bonds

●	Senior loans, including bridge loans, assignments, and participations

●	Non-rated securities for S&P, Moody’s or Fitch

●	Convertible securities, including convertible bonds and preferred stocks

The Fund attempts to manage interest rate risk through its management of dollar-weighted average modified duration of the securities it holds in its portfolio. Under normal conditions, the Fund’s portfolio will have an average aggregate maturity of not more than three years. The Fund also attempts to manage risk through credit analysis with a focus on company assets, free cash flow, capital stock, earnings, economic prospects and debt structure. While not limited by these factors the goal of all investments is to provide a reasonable amount of income with the barbell of capital preservation and how they interact within the portfolio. To this end, the Fund does not attempt to purchase securities with a plan to quickly turnover those assets.

The Adviser may sell a security given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in up to 100% cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

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Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class A Shares (APIMX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 28.39% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.43% (quarter ended December 31, 2008). Class A Shares’ year to date total return as of March 31, 2018 was 0.06%.

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Average Annual Total Returns for the Fund’s
(for periods ending on December 31, 2017)

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (APIMX)	2.35%	0.29%	-1.45%
Return After-Taxes on Distributions (1)	1.11%	-1.20%	-2.36%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	1.32%	-0.46%	-1.43%
Bloomberg Barclays U.S. Aggregate Index (2) (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%

	One Year	Five Years	Ten Years
Return Before Taxes - Class L Shares (AFMMX)	3.67%	0.48%	-1.85%

	One Year	Five Years	Inception 5/31/2013
Return Before Taxes - Institutional Class Shares (APIBX)	4.69%	N/A	1.91%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class A Shares. After-tax returns for Class L and Institutional Class Shares will vary.

(2)	The Bloomberg Barclays U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. govt, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. This Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, govt-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS. This index represents asset types which are subject to risk, including loss of principal.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. Michael Dixon, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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